Contact: Kathleen Campbell, Marketing Director	First Citizens Community Bank
570-662-0422	15 S. Main Street
570-662-8512 (fax)	Mansfield, PA 16933

citizens financial services, inc. reports unaudited full year and fourth quarter 2017 financial results

MANSFIELD, PENNSYLVANIA— January 30, 2018 – Citizens Financial Services, Inc. (OTC Pink: CZFS), parent company of First Citizens Community Bank, released today its unaudited financial results for the three months and year ended December 31, 2017.

Highlights

•
Net income was $13.0 million for 2017, which is 3.1% higher than 2016's net income.  Fourth quarter and full year income was negatively impacted by an increase in income tax expense.  The Tax Cuts and Jobs Act, enacted on December 22, 2017, lowered the federal corporate income tax rate from 34% to 21% effective January 1, 2018.  As a result, the carrying value of net deferred tax assets was reduced, which increased income tax expense by $1.5 million, or $.44 per share.

•	Net interest income before the provision for loan losses of $42.3 million for the year ended December 31, 2017 was an increase of $4.3 million, or 11.3%, compared to 2016.

•	Net organic loan growth totaled $161.2 million in 2017, or 20.2%.

•
Return on average equity for the three months (annualized) and the year ended December 31, 2017 was 7.82% and 10.04%, compared to 10.12% and 10.24% for the three months (annualized) and the year ended December 31, 2016. Excluding the impact of the increase in tax expense, the return on average equity for the three months (annualized) and the year ended December 31, 2017 would have been 12.31% and 11.22%, respectively, on a non-GAAP basis.

•
Return on average assets for the three months (annualized) and the year ended December 31, 2017 was 0.80% and 1.03%, compared to 1.05% and 1.06% for the three months (annualized and the year ended December 31, 2016. Excluding the impact of the increase in tax expense, the return on average assets for the three months (annualized) and the year ended December 31, 2017 would have been 1.26% and 1.16%, respectively, on a non-GAAP basis.

•	The acquisition of a full service branch in State College, Pennsylvania was completed in December resulting in an increase in loans and deposits of $39.8 million and $37.9 million, respectively.

2017 Compared to 2016

•
For 2017, net income totaled $13,025,000 which compares to net income of $12,638,000 for 2016, an increase of $387,000 or 3.1%.  Basic earnings per share of $3.74 for 2017 compares to $3.60 for 2016.  Excluding the write-down of the net deferred tax assets, 2017 net income would have been $14.6 million, or $4.18 per share on a non-GAAP basis.

•
Net interest income before the provision for loan loss for 2017 totaled $42,254,000 compared to $37,964,000 for 2016, resulting in an increase of $4,290,000, or 11.3%.    Average interest bearing assets increased $69.2 million in 2017 compared to last year.  Average loans increased $157.5 million while average investment securities decreased $75.4 million. The net interest margin for 2017 was 3.80% compared to 3.68% for 2016.

•	The provision for loan losses for 2017 was $2,540,000 compared to $1,520,000 for 2016, an increase of $1,020,000. The increased provision primarily reflects the loan growth experienced during 2017.

•
Total non-interest income was $8,656,000 for 2017 compared to $7,899,000 for 2016, an increase of $757,000. Investment security gains increased $780,000 compared to last year.  As a result of the pending adoption of accounting standard ASU 2016-01, the Company chose to sell a significant portion of its equity securities portfolio in the fourth quarter, which resulted in realized gains of $1.0 million before tax.

•
Total non-interest expenses for 2017 were $29,314,000 compared to $28,671,000 for 2016, which is an increase of $643,000, or 2.2%.  Salaries and benefits increased $1,046,000 primarily due to the increased costs associated with the additional lending teams hired during the second and third quarters of 2016, branch and loan production office expansion, and normal employee merit increases. Other expenses decreased $522,000, which was primarily due to a decrease in the losses associated with fraudulent charges from compromised customer accounts.

•
The provision for income taxes increased $2,997,000 in 2017 to $6,031,000. A portion of the increase, $1,531,000 is attributable to the Tax Cuts and Jobs Act and the immediate write-down of deferred tax assets due to the change in the corporate tax rate.  The remaining increase is attributable to the increase in income before the provision of income taxes of $3,384,000 as well as a tax credit being fully utilized in 2016.

Fourth Quarter of 2017 Compared to the Fourth Quarter of 2016

•
For the three months ended December 31, 2017, net income totaled $2,604,000 which compares to net income of $3,171,000 for the fourth quarter of 2017, a decrease of $567,000, or 17.9%.  Basic earnings per share of $0.75 for the fourth quarter of 2017 compares to $.91 for the same period last year.  Annualized return on equity for the three months ended December 31, 2017 and 2016 was 7.82% and 10.12%, while annualized return on assets was 0.80% and 1.05%, respectively. Earnings per share and the annualized return equity and assets were significantly impacted by the write-down of net deferred tax assets associated with the Tax Cuts and Jobs Act.

•
Net interest income before the provision for loan loss was $11,236,000 compared to $9,876,000 for the fourth quarter last year, an increase of $1,360,000, or 13.8%.  Average interest bearing assets increased $92.1 million, including an increase in average loans of $165.3 million.  This was offset by a decrease in average investment securities of $77.0 million.  The net interest margin for the three months ended December 31, 2017 was 3.88% compared to 3.75% for the same period in 2016.

•
Total non-interest income was $2,812,000 for the three months ended December 31, 2017, which is $720,000 more than the comparable period in 2016. Investment security gains increased $731,000 primarily as a result of the sales from the Company's equity securities portfolio.

•
Total non-interest expenses for the three months ended December 31, 2017 totaled $7,710,000 compared to $7,258,000 for the same period in 2016.  Increases were experienced in salary and benefit costs as a result of an increase in profit sharing and health care expenses.  ORE expenses increased as a result of an increase in legal fees associated with a customer's bankruptcy and other general expense items.

•
The provision for income taxes increased $2,145,000 for the three months ended December 31, 2017, to $2,934,000, of which $1,531,000 is attributable to the Tax Cuts and Jobs Act and the immediate write-down of deferred tax assets due to the change in the corporate tax rate. The remaining increase is attributable to the increase in income before the provision of income taxes of $1,578,000.

Balance Sheet and Other Information:

•	At December 31, 2017, total assets were $1.36 billion, compared to $1.22 billion at December 31, 2016.

•
Available for sale securities of $254.8 million at December 31, 2017 decreased $59.2 million from December 31, 2016. The decrease was utilized to fund growth in the loan portfolio, which is part of the balance sheet strategy to shift interest-earning assets into loans.

•
Net loans as of December 31, 2017 totaled $989.3 million and have increased $198.6 million from December 31, 2016. The acquisition of the branch in State College resulted in an increase in loans of $39.8 million, with the remaining increase attributable to organic growth. The organic growth was driven primarily by agricultural real estate loans and other agricultural loans.

•
The allowance for loan losses totaled $11,190,000 at December 31, 2017, which is an increase of $2,304,000 from the amount at December 31, 2016.  The increase is due to recording a provision for loan losses of $2,540,000 and recoveries of $77,000, offset by charge-offs of $213,000.  Net charge-offs for 2017 were .03%.  The allowance as a percent of total loans was 1.12% as of December 31, 2017 compared to 1.11% as of December 31, 2016.

•
Deposits have increased $99.4 million from December 31, 2016, to $1.1 billion at December 31, 2017, of which $37.9 million of the growth is attributable to the State College branch acquisition. Borrowed funds have increased $35.0 million from December 31, 2016 to $115.0 million at December 31 2017.

•
Stockholders' equity totaled $129.0 million at December 31, 2017, compared to $123.3 million at December 31, 2016, an increase of $5.7 million.  The increase was attributable to net income for the year ended December 31, 2017 totaling $13.0 million, offset by cash dividends for the year totaling $5.9 million.  As a result of sales and changes in interest rates impacting the fair value of investment securities, the unrealized gain on available for sale investment securities decreased $1.5 million from December 31, 2016.

Dividend Declared

On December 5, 2017, the Board of Directors declared a cash dividend of $0.43 per share, which was paid on December 29, 2017 to shareholders of record at the close of business on December 15, 2017. The quarterly cash dividend is an increase of 7.5% over the regular cash dividend of $0.40 per share declared one year ago, as adjusted for the 5% stock dividend declared in June 2017.

Citizens Financial Services, Inc. has nearly 1,700 shareholders, the majority of whom reside in markets where its offices are located.

Note: A reconciliation of the non-GAAP financial measures of performance and earnings as a result of the additional tax charge related to The Tax Cuts and Jobs Act included above to the comparable GAAP financial measures is included at the end of the press release. Management believes disclosure of 2017 earnings results, adjusted to exclude the additional income tax provision as a result of The Tax Cut and Jobs Act, provides useful information to investors for comparison with 2016 results.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(in thousands, except share data)
	As of or For The		As of or For The
	Three Months Ended		Year Ended
	December 31		December 31
	2017	2016	2017	2016
Income and Performance Ratios
Net Income	$2,604	$3,171	$13,025	$12,638
Return on average assets (annualized)	0.80%	1.05%	1.03%	1.06%
Return on average equity (annualized)	7.82%	10.12%	10.04%	10.24%
Return on average tangible equity (annualized) (b)	9.49%	12.40%	12.22%	12.62%
Net interest margin (tax equivalent)	3.88%	3.75%	3.80%	3.68%
Earnings per share - basic	$0.75	$0.91	$3.74	$3.60
Earnings per share - diluted	$0.75	$0.91	$3.74	$3.60
Cash dividends paid per share	$0.430	$0.400	$1.670	$1.583

Asset quality
Allowance for loan and lease losses	$11,190	$8,886	$11,190	$8,886
Non-performing assets	$11,845	$12,895	$11,845	$12,895
Allowance for loan and lease losses/total loans	1.12%	1.11%	1.12%	1.11%
Non-performing assets to total loans	1.18%	1.61%	1.18%	1.61%
Annualized net charge-offs (recoveries) to total loans	0.02%	0.03%	0.03%	-0.04%

Equity
Book value per share	$37.81	$35.77	$37.81	$35.77
Tangible Book value per share (b)	$30.73	$29.12	$30.73	$29.12
Market Value (Last trade of month)	$63.00	$53.00	$63.00	$53.00
Common shares outstanding	3,486,874	3,319,704	3,486,874	3,319,704
Number of shares used in computation - basic	3,483,164	3,493,375	3,481,366	3,507,497
Number of shares used in computation - diluted	3,483,577	3,493,418	3,483,090	3,509,053

Other
Total Risk Based Capital Ratio (a)	13.21%	14.93%	13.21%	14.93%
Tier 1 Risk Based Capital Ratio (a)	12.04%	13.81%	12.04%	13.81%
Common Equity Tier 1 Risk Based Capital Ratio (a)	11.27%	12.89%	11.27%	12.89%
Leverage Ratio	9.18%	9.46%	9.18%	9.46%
Average Full Time Equivalent Employees	251.6	255.3	252.8	252.1
Loan to deposit Ratio	90.17%	79.34%	90.17%	79.34%

Balance Sheet Highlights	December 31	December 31
	2017	2016

Assets	$1,361,886	$1,223,018
Investment securities - Available for sale	254,782	314,017
Loans (net of unearned income)	1,000,525	799,611
Allowance for loan losses	11,190	8,886
Deposits	1,104,943	1,005,503
Stockholders' Equity	129,011	123,268

(a) Presented as projected for December 31, 2017 and actual for the remaining period
(b) See reconcilation of Non-GAAP measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31	December 31
(in thousands except share data)	2017	2016
ASSETS:
Cash and due from banks:
Noninterest-bearing	$16,347	$16,854
Interest-bearing	2,170	900
Total cash and cash equivalents	18,517	17,754

Interest bearing time deposits with other banks	10,283	6,955

Available-for-sale securities	254,782	314,017

Loans held for sale	1,439	1,827

Loans (net of allowance for loan losses: $11,190 at December 31, 2017;
$8,886 at December 31, 2016)	989,335	790,725

Premises and equipment	16,523	17,030
Accrued interest receivable	4,196	4,089
Goodwill	23,296	21,089
Bank owned life insurance	26,883	26,223
Other intangibles	1,953	2,096
Unsettled security sales	-	7,759
Other assets	14,679	13,454

TOTAL ASSETS	$1,361,886	$1,223,018

LIABILITIES:
Deposits:
Noninterest-bearing	$171,840	$147,425
Interest-bearing	933,103	858,078
Total deposits	1,104,943	1,005,503
Borrowed funds	114,664	79,662
Accrued interest payable	897	720
Other liabilities	12,371	13,865
TOTAL LIABILITIES	1,232,875	1,099,750
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2017 or 2016	-	-
Common stock
$1.00 par value; authorized 15,000,000 shares at December 31, 2017 and December 31, 2016;
issued 3,869,939 at December 31, 2017 and 3,704,375 at December 31, 2016	3,870	3,704
Additional paid-in capital	51,108	42,250
Retained earnings	89,982	91,278
Accumulated other comprehensive loss	(3,398)	(1,392)
Treasury stock, at cost: 383,065 shares at December 31, 2017 and 384,671 shares at
December 31, 2016	(12,551)	(12,572)
TOTAL STOCKHOLDERS' EQUITY	129,011	123,268
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,361,886	$1,223,018

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Year Ended
	December 31,		December 31,
(in thousands, except per share data)	2017	2016	2017	2016
INTEREST INCOME:
Interest and fees on loans	$11,447	$9,457	$42,127	$35,844
Interest-bearing deposits with banks	57	36	186	221
Investment securities:
Taxable	754	887	3,095	3,687
Nontaxable	557	711	2,414	2,970
Dividends	80	78	271	283
TOTAL INTEREST INCOME	12,895	11,169	48,093	43,005
INTEREST EXPENSE:
Deposits	1,227	1,053	4,625	4,247
Borrowed funds	432	240	1,214	794
TOTAL INTEREST EXPENSE	1,659	1,293	5,839	5,041
NET INTEREST INCOME	11,236	9,876	42,254	37,964
Provision for loan losses	800	750	2,540	1,520
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	10,436	9,126	39,714	36,444
NON-INTEREST INCOME:
Service charges	1,133	1,116	4,456	4,461
Trust	159	154	755	693
Brokerage and insurance	176	188	635	766
Gains on loans sold	195	224	578	449
Investment securities gains, net	831	100	1,035	255
Earnings on bank owned life insurance	161	172	660	688
Other	157	138	537	587
TOTAL NON-INTEREST INCOME	2,812	2,092	8,656	7,899
NON-INTEREST EXPENSES:
Salaries and employee benefits	4,576	4,343	17,456	16,410
Occupancy	509	515	1,988	1,900
Furniture and equipment	159	152	603	644
Professional fees	248	258	1,102	1,094
FDIC insurance	90	80	385	572
Pennsylvania shares tax	(62)	60	705	690
Amortization of intangibles	74	81	297	327
ORE expenses	312	155	655	389
Other	1,804	1,614	6,123	6,645
TOTAL NON-INTEREST EXPENSES	7,710	7,258	29,314	28,671
Income before provision for income taxes	5,538	3,960	19,056	15,672
Provision for income taxes	2,934	789	6,031	3,034
NET INCOME	$2,604	$3,171	$13,025	$12,638

PER COMMON SHARE DATA:
Net Income - Basic	$0.75	$0.91	$3.74	$3.60
Net Income - Diluted	$0.75	$0.91	$3.74	$3.60
Cash Dividends Paid	$0.430	$0.400	$1.670	$1.583

Number of shares used in computation - basic	3,483,164	3,493,375	3,481,366	3,507,497
Number of shares used in computation - diluted	3,483,577	3,493,418	3,483,090	3,509,053

QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except share data)		Three Months Ended,
	Dec 31	Sep 30	June 30	March 31,	Dec 31
	2017	2017	2017	2017	2016
Interest income	$12,895	$12,120	$11,778	$11,300	$11,169
Interest expense	1,659	1,503	1,374	1,303	1,293
Net interest income	11,236	10,617	10,404	9,997	9,876
Provision for loan losses	800	500	625	615	750
Net interest income after provision for loan losses	10,436	10,117	9,779	9,382	9,126
Non-interest income	1,981	1,912	1,865	1,863	1,992
Investment securities gains, net	831	9	23	172	100
Non-interest expenses	7,710	7,247	7,166	7,191	7,258
Income before provision for income taxes	5,538	4,791	4,501	4,226	3,960
Provision for income taxes	2,934	1,141	1,033	923	789
Net income	$2,604	$3,650	$3,468	$3,303	$3,171
Earnings Per Share Basic	$0.75	$1.05	$1.00	$0.94	$0.91
Earnings Per Share Diluted	$0.75	$1.05	$1.00	$0.94	$0.91

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended December 31
	2017			2016
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$		$ %	$		$ %
Short-term investments:
Interest-bearing deposits at banks	8,408	3	0.14	7,718	1	0.05
Interest bearing time deposits at banks	10,146	54	2.09	6,956	34	1.92
Total investment securities	254,277	1,678	2.64	331,312	2,042	2.47
Loans, net of discount (2)(3)(4)	939,938	11,796	4.98	774,635	9,787	5.03
Total interest-earning assets	1,212,769	13,531	4.43	1,120,621	11,864	4.21
Cash and due from banks	7,142			7,135
Bank premises and equipment	16,583			17,123
Other assets	66,145			64,333
Total non-interest earning assets	89,870			88,591
Total assets	1,302,639			1,209,212
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	326,133	310	0.38	301,073	231	0.31
Savings accounts	181,784	49	0.11	169,424	45	0.11
Money market accounts	130,895	181	0.55	119,185	130	0.43
Certificates of deposit	260,090	687	1.05	265,489	646	0.97
Total interest-bearing deposits	898,902	1,227	0.54	855,171	1,052	0.49
Other borrowed funds	97,867	432	1.75	68,456	241	1.40
Total interest-bearing liabilities	996,769	1,659	0.66	923,627	1,293	0.56
Demand deposits	157,482			146,876
Other liabilities	15,159			13,315
Total non-interest-bearing liabilities	172,641			160,191
Stockholders' equity	133,229			125,394
Total liabilities & stockholders' equity	1,302,639			1,209,212
Net interest income		11,872			10,571
Net interest spread (5)			3.77%			3.65%
Net interest income as a percentage
of average interest-earning assets			3.88%			3.75%
Ratio of interest-earning assets
to interest-bearing liabilities			122%			121%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 34%.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

				Three Months Ended
				December 31,
Reconciliation of net interest income on a fully taxable equivalent				2017	2016
Total interest income				$12,895	$11,169
Total interest expense				1,659	1,293
Net interest income				11,236	9,876
Tax equivalent adjustment				636	695
Net interest income (fully taxable equivalent)				$11,872	$10,571

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Year Ended December 31,
		2017			2016
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$		$ %	$		$ %
ASSETS
Interest-bearing deposits at banks	8,790	15	0.17	22,726	82	0.36
Interest bearing time deposits at banks	8,346	171	2.05	7,232	139	1.92
Total investment securities	278,951	7,023	2.52	354,362	8,470	2.39
Loans, net of discount (2)(3)(4)	883,355	43,445	4.92	725,881	37,232	5.13
Total interest-earning assets	1,179,442	50,654	4.29	1,110,201	45,923	4.14
Cash and due from banks	6,774			7,357
Bank premises and equipment	16,799			17,218
Other assets	55,910			57,604
Total non-interest earning assets	79,483			82,179
Total assets	1,258,925			1,192,380
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	323,105	1,139	0.35	301,681	917	0.30
Savings accounts	179,557	191	0.11	172,182	184	0.11
Money market accounts	127,888	650	0.51	118,486	523	0.44
Certificates of deposit	261,758	2,646	1.01	271,117	2,623	0.97
Total interest-bearing deposits	892,308	4,626	0.52	863,466	4,247	0.49
Other borrowed funds	68,536	1,213	1.77	47,004	794	1.69
Total interest-bearing liabilities	960,844	5,839	0.61	910,470	5,041	0.55
Demand deposits	153,523			145,968
Other liabilities	14,802			12,524
Total non-interest-bearing liabilities	168,325			158,492
Stockholders' equity	129,756			123,418
Total liabilities & stockholders' equity	1,258,925			1,192,380
Net interest income		44,815			40,882
Net interest spread (5)			3.68%			3.59%
Net interest income as a percentage
of average interest-earning assets			3.80%			3.68%
Ratio of interest-earning assets
to interest-bearing liabilities			123%			122%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 34%.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

				Year Ended
				December 31,
Reconciliation of net interest income on a fully taxable equivalent				2017	2016
Total interest income				$48,093	$43,005
Total interest expense				5,839	5,041
Net interest income				42,254	37,964
Tax equivalent adjustment				2,561	2,918
Net interest income (fully taxable equivalent)				$44,815	$40,882

CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
Real estate:
Residential	$214,479	$206,389	$205,725	$203,817	$207,423
Commercial	308,084	273,624	271,342	267,097	252,577
Agricultural	239,957	207,052	188,547	156,299	123,624
Construction	13,502	17,074	25,569	26,118	25,441
Consumer	9,944	10,784	10,603	10,508	11,005
Other commercial loans	72,013	56,222	56,952	59,800	58,639
Other agricultural loans	37,809	34,066	32,974	24,227	23,388
State & political subdivision loans	104,737	101,951	96,337	97,441	97,514
Total loans	1,000,525	907,162	888,049	845,307	799,611
Less allowance for loan losses	11,190	10,447	9,979	9,405	8,886
Net loans	$989,335	$896,715	$878,070	$835,902	$790,725

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$3,489	$3,360	$2,927	$2,548	$2,999

Non-accrual loans	$10,171	$11,821	$11,511	$10,482	$11,454
Loans past due 90 days or more and accruing	555	173	812	1,015	405
Non-performing loans	$10,726	$11,994	$12,323	$11,497	$11,859
OREO	1,119	1,570	1,194	1,248	1,036
Total Non-performing assets	$11,845	$13,564	$13,517	$12,745	$12,895

	3 Months	3 Months	3 Months	3 Months	3 Months
	Ended	Ended	Ended	Ended	Ended
Analysis of the Allowance for loan Losses	December 31,	September 30,	June 30,	March 31,	December 31,
(In Thousands)	2017	2017	2017	2017	2016
Balance, beginning of period	$10,447	$9,979	$9,405	$8,886	$8,194
Charge-offs	(73)	(56)	(65)	(119)	(68)
Recoveries	16	24	14	23	10
Net (charge-offs) recoveries	(57)	(32)	(51)	(96)	(58)
Provision for loan losses	800	500	625	615	750
Balance, end of period	$11,190	$10,447	$9,979	$9,405	$8,886

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(in thousands, except share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
GAAP net income	$2,604	$3,171	$13,025	$12,638
Impact of the Tax Cuts and Jobs Act	1,531	-	1,531	-
Non-GAAP operating earnings	$4,135	$3,171	$14,556	$12,638

Tangible Equity
Stockholders Equity - GAAP	$129,011	$123,268	$129,011	$123,268
Accumulated other comprehensive loss	(3,398)	(1,392)	(3,398)	(1,392)
Intangible Assets	25,249	23,185	25,249	23,185
Non-GAAP Total Tangible Book Value	107,160	101,475	107,160	101,475
Shares outstanding adjusted for June 2017 stock Dividend	3,486,874	3,485,268	3,486,874	3,485,268
Tangible Book value per share	30.73	29.12	30.73	29.12

Return on average assets (ROA)	0.80%	1.05%	1.03%	1.06%
Impact of the Tax Cuts and Jobs Act	0.46%	0.00%	0.13%	0.00%
Non-GAAP operating ROA	1.26%	1.05%	1.16%	1.06%

Return on average equity (ROE)	7.82%	10.12%	10.04%	10.24%
Impact of the Tax Cuts and Jobs Act	4.49%	0.00%	1.18%	0.00%
Non-GAAP operating ROE	12.31%	10.12%	11.22%	10.24%

Basic Earnings per Share (EPS)	$0.75	$0.91	$3.74	$3.60
Impact of the Tax Cuts and Jobs Act	0.44	-	0.44	-
Non-GAAP basic operating EPS	$1.19	$0.91	$4.18	$3.60

Dilutive Earnings per Share (EPS)	$0.75	$0.91	$3.74	$3.60
Impact of the Tax Cuts and Jobs Act	0.44	-	0.44	-
Non-GAAP dilutive operating EPS	$1.19	$0.91	$4.18	$3.60